EXHIBIT 7.01

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of May 11, 2006, by and among the parties signatories hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value $0.01 per share, of ARAMARK Corporation, a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

J.P. MORGAN PARTNERS (BHCA), L.P.

By:	JPMP Master Fund Manager, L.P., its general partner

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

By:	JPMP Global Investors, L.P., its general partner

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.

By:	JPMP Global Investors, L.P., its general partner

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

By:	JPMP Global Investors, L.P., its general partner

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

By:	JPMP Global Investors, L.P., its general partner

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

By:	JPMP Global Investors, L.P., its general partner

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN) II, L.P.

By:	JPMP Global Investors, L.P., its general partner

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

JPMP MASTER FUND MANAGER, L.P.

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

JPMP GLOBAL INVESTORS, L.P.

By:	JPMP Capital Corp., its general partner

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President

JPMP CAPITAL CORP.

By:	/s/ Jeffrey C. Walker Name: Jeffrey C. Walker
Title: President